SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                           _________________________

                                   FORM 8-K
                                CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934
                           _________________________

       Date of Report (date of earliest event reported):  JUNE 23, 2010

                    MID-WISCONSIN FINANCIAL SERVICES, INC.

            (Exact name of registrant as specified in its charter)

                 WISCONSIN            0-18542        06-1169935
              (State or Other    (Commission File   (IRS Employer
              Jurisdiction of         Number)      Identification
              Incorporation)                           Number)

                             132 WEST STATE STREET
                               MEDFORD, WI 54451
         (Address of principal executive offices, including Zip Code)

                                (715) 748-8300
              Registrant's telephone number, including area code

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

   o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                         INFORMATION TO BE INCLUDED IN THE REPORT


SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS: COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

      Mid-Wisconsin Financial Services, Inc. announced today that on June 23, 2010 the company received notice of the resignation of Robert J. Schoofs as a director of the Company and the Company's subsidiary, Mid-Wisconsin Bank, effective immediately. Mr. Schoofs served on the board of the company and the bank since 2000, and prior to his resignation was a member of the audit and trust committees of the company's board. A press release containing this announcement is attached to this report as Exhibit 99.1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      Exhibit 99.1      Press release dated June 25, 2010



                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, The Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MID-WISCONSIN FINANCIAL SERVICES, INC.



Date:  June 25, 2010                By:  JAMES F. WARSAW
                                         James F. Warsaw
                                         President and CEO

                                 EXHIBIT INDEX
                                      TO
                                   FORM 8-K
                                      OF
                    MID-WISCONSIN FINANCIAL SERVICES, INC.
                              DATED JUNE 25, 2010
                 Pursuant to Section 102(d) of Regulation S-T
                        (17 C.F.R. Section 232.102(d))


     EXHIBIT 99.1 PRESS RELEASE DATED JUNE 25, 2010